                                                                    EXHIBIT 10.6
                                                                    ------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-8
                            REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933


                    EVANS & SUTHERLAND COMPUTER CORPORATION
          -------------------------------------------------------

        Utah                                  87-0278175
        ----                                  ----------
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
 incorporation or organization)


              600 Komas Drive
            Salt Lake City, Utah                      84108
            --------------------                    --------
    (Address of Principal Executive Offices)        (Zip Code)


                     1991 EMPLOYEE STOCK PURCHASE PLAN OF
                    EVANS & SUTHERLAND COMPUTER CORPORATION
                    ---------------------------------------
                        (Full title of the Plan)

                         Rodney S. Rougelot, President
                    Evans & Sutherland Computer Corporation
                                600 Komas Drive
                          Salt Lake City, Utah 84108
                   ----------------------------------------
                   (Name and address of agent for service)

                                 With copy to:
                          Richard J. Lawrence, Esq.
                       Suitter Axland Armstrong & Hanson
                        175 South West Temple, 7th Floor
                          Salt Lake City, Utah 84101
                       ---------------------------------

                                 (801) 582-5847
                                 --------------
          (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE


Title of                        Proposed maximum  Proposed maximum  Amount of
Securities to   Amount to be    offering price    aggregate         registration
be registered   registered      per share         offering price    fee
- -------------   ------------    ----------------  ----------------  ------------

Common Stock    500,000  (l)    $20.00 (2)        $8,500,000(3)     $2,125.00

(1) Pursuant to Rule 416, this Registration Statement shall be deemed to cover an indeterminate number of additional shares of common stock issuable in the event the number of outstanding shares of the Company is increased by split-up, reclassification, stock dividend or the like.

(2) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the common stock as reported by the NASDAQ National Market System on March 20, 1991.

(3) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of 85% of the average of the high and low prices of the common stock as reported by the NASDAQ National Market System on March 20, 1991.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 3. Incorporation of Documents by Reference.

        The following documents heretofore filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 are hereby incorporated by reference:

      (a) The Annual Report of the Company on Form 10-K for the fiscal year ended December 28, 1990.

      (b) None.

      (c) The description of the class of securities being offered hereby is contained in the Registration Statement on Form 8-A.



        Each document filed by the Company subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such document.



Item 4. Description of Securities.

           Not applicable.


Item 5. Interests of Named Experts and Counsel.

           None.

Item 6. Indemnification of Directors and Officers.

         The Utah Business Corporation Act (Utah Code Ann. Section 16-10-4(2) gives Utah corporations broad powers to indemnify their present and former directors and officers and those of affiliated corporations against expenses incurred in the defense of any lawsuit to which they are made parties by reason of being or having been such directors or officers, subject to specified conditions and exclusions; gives a director or officer who successfully defends an action the right to be so indemnified; and authorizes the Company to buy directors' and officers' liability insurance. Such indemnification is not exclusive of any other right to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise.

         The Bylaws of the Company authorize the Company to indemnify, and, in certain instances, to advance expenses to, its present and former directors, officers, employees and certain other persons with respect to certain costs, expenses and amounts incurred in connection with any "proceeding", including an action by or in the right of the Company. The Bylaws further establish the procedures by which the Board of Directors and, in certain instances, the shareholders shall determine whether the person seeking indemnification has met the requisite standard or conduct. The Bylaws require the Company to indemnify and advance expenses to directors and officers to the extent permitted by law.

         Additionally, the Company has entered into indemnification agreements with its directors and officers pursuant to which the Company has agreed to indemnify such individuals and to advance expenses incurred in defending any action or proceeding to the fullest extent permitted by Section 16-10-4 of the Utah Business Corporation Act.

         The Company has purchased a liability insurance policy which indemnifies the Company's officers and directors against loss arising from claims by reason of their legal liability for acts as officers and directors, subject to limitations and conditions as set forth in the policy.

Item 7. Exemption From Registration Claimed.

          Not applicable.

Item 8.  Exhibits.

  Exhibit
  Number                                 Document
  -------                   ---------------------------------------


   4.1 1991 Employee Stock Purchase Plan of Evans & Sutherland Computer Corporation.

   5.1                      Opinion of Suitter Axland Armstrong &
                            Hanson as to legality of securities being issued.

  24.1 Consent of KPMG Peat Marwick, independent auditors of Evans & Sutherland Computer Corporation.

  24.2                      Consent of Suitter Axland Armstrong &
                            Hanson (contained in Exhibit 5.1).

  25.1                      Power of Attorney.



Item 9.  Undertakings.

     (A)  The undersigned Registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change of such information in this Registration Statement.

         2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filling of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (C) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Salt Lake, State of Utah, this 21st day of March, 1991.

                                      EVANS & SUTHERLAND COMPUTER
                                      CORPORATION


                                      By: /s/ Rodney S. Rougelot         *
                                          ---------------------------------
                                          Rodney S. Rougelot, President


         Pursuant to the requirements of the Securities Act of 1933, This Registration Statement has been signed by the following persons in the capacities and on the date indicated.


Signatures                       Title                           Date


/s/Stewart Carrell       *    Chairman of the Board
- --------------------------    Directors                          March 21, 1991
(Stewart Carrell)


/s/ Rodney S. Rougelot   *    Director, President and Chief
- --------------------------    Executive Officer (Principal
(Rodney S. Rougelot)          Executive Officer)                 March 21, 1991


/s/ J. Robert Driggs     *    Vice President and Chief Financial
- --------------------------    Officer (Principal Financial
(J. Robert Driggs)            and Accounting Officer)            March 21, 1991


/s/ David C. Evans        *   Director                           March 21, 1991
- --------------------------
(David C. Evans)

    Signatures                        Title                        Date



/s/Ivan E. Sutherland       *      Director                    March 21, 1991
- -----------------------------
(Ivan E. Sutherland)



/s/Peter O. Chrisp          *      Director                    March 21, 1991
- -----------------------------
(Peter O. Chrisp)


/s/Henry N. Christiansen    *      Director                    March 21, 1991
- -----------------------------
(Henry N.Christiansen)


/s/James C. Fletcher        *      Director                    March 21, 1991
- -----------------------------
(James C. Fletcher)


* By Richard F. Leahy pursuant to power of attorney filed as Exhibit 25 to this Registration Statement

                       1991 EMPLOYEE STOCK PURCHASE PLAN

                                       OF

                    EVANS & SUTHERLAND COMPUTER CORPORATION



1. PURPOSES
   --------

         The purposes of this Plan are to advance the interests of Evans & Sutherland Computer Corporation (the "Company") and to further its growth and development by encouraging and assisting employees of the Company and its subsidiaries to acquire a personal and proprietary interest in this endeavour through the purchase of its capital stock. It is also a primary goal of this Plan to make the purchase of stock convenient and economical to the employee.

         The Company intends to establish and administer this Plan as a Plan other than one which is a qualified employee stock purchase plan under any of the provisions of the Internal Revenue Code of 1986, as amended, or which is subject to any of the provisions of the Employees' Retirement Income Security Act of 1974 ("ERISA").



2. ELIGIBILITY
   -----------

         Any employee of the Company or any wholly-owned subsidiary of the Company shall be eligible to participate in this Plan.



3. ELECTION TO PARTICIPATE
   -----------------------

         Each eligible employee who elects to participate in this Plan shall indicate his/her intention to acquire stock by submitting a properly completed "Participation Election & Payroll Deduction Authorization under Employee Stock Purchase Plan" form (the "Participation Form") to the Company payroll office. The Participation Form shall be deemed "filed" when received by the payroll office.

         The filing of a Participation Form constitutes, until revoked or amended, both an authorization to the Company to make payroll deductions under this Plan and a contract with the Company to purchase at some future pay period or periods the whole number of shares which can be purchased by accumulated payroll deductions.

                    Any employee who does not file a Participation Form in the manner provided has no rights under this Plan.


4. PLAN MECHANICS
   --------------

         Payroll deductions will accumulate in a "stock purchase account" established for each participant. Monies accumulated therein, when sufficient, allow the participant to acquire a share (or shares) of the Company's stock at a price equal to eighty-five percent (85%) of the closing bid price for the stock (on the last day of the pay period) as quoted by the National Association of Security Dealers Automated Quotation System ("NASDAQ").

         Future payroll deductions continue to accumulate in stock purchase accounts until sufficient to be applied towards the acquisition of an additional share (or shares) of stock.

         In addition to bearing the administrative and other associated expenses of operating this Plan, the Company is deemed to contribute the remaining fifteen percent (15%) of the total dollars actually needed before a share (or shares) of stock can be issued under this Plan.


5. PAYROLL DEDUCTIONS
   ------------------

         Stock can only be purchased under this Plan through the medium of payroll deductions.

          A.   Minimum Deduction.
               -------

               An employee electing (or amending an election) to participate in this Plan must authorize a payroll deduction of at least $4.00 per week.

          B.   Maximum Deduction.
               -------

               No employee may authorize for any pay period a deduction in excess of ten percent (10%) of his/her gross pay for the applicable pay period.

       C. When Deductions Begin.

          Payroll deductions shall begin in the first pay period following the one in which the Company receives the employee's Participation Form, and shall continue for the number of weeks indicated on such form, or until the pay period in which the participant elects to revoke his/her election, or until this Plan is terminated, whichever occurs first.

      D.  Cessation of Deductions.

          When and if deductions for any reason cease, such cessation shall be treated as if the participant revoked his/her election to participate on the date of the last authorized deduction.


6. AMENDMENT OR TERMINATION OF PARTICIPATION
   -----------------------------------------

      A.  Amended Elections.

          Participants are free at any time to amend an election provided the amendment is also within the payroll deduction limitations found elsewhere in this Plan. Any such election shall be effective as of the first pay period following the one in which the Company receives such an amendment.

      B.  Revoked Elections.

          At any time during the term of this Plan a participant may revoke his/her election and terminate participation in this Plan. Upon such revocation, the participant shall make the following election in writing in record to any balance then remaining in his/her stock purchase account:

          (1) Direct the Company to refund such balance in cash; or

          (2) Pay to the Company (in cash or by certified or bank cashier's or teller's check, or by money order) an amount sufficient to complete the acquisition of the next whole share at a purchase price of eighty-five percent (85%) of the closing
             NASDAQ bid price for the stock on the day of revocation.

             If a participant fails to make the election provided for in this subsection within seven (7) calendar days of the triggering event, he/she will be deemed to have elected the cash refund alternative and will be refunded the balance in his/her stock purchase account.

             Participants shall not earn or receive interest on or income
             ------------------------------------------------------------
             from payroll deductions subject to this Stock Purchase Plan.
             ------------------------------------------------------------

     C. Termination of Employment.

        The termination of the employment of a participating employee shall be treated under this Plan as if the employee had, on the date of such termination, revoked his/her election to participate.


7. PRIVILEGES OF STOCK OWNERSHIP
   -----------------------------

         The completion of each whole share purchase under this Plan shall entitle the purchaser to all of the privileges of stock ownership (dividends, voting rights, liquidation rights, etc.).

         All shares issued under this Plan shall be registered with the Securities and Exchange Commission and the respective states, except those states in which an applicable exemption is available.


8. DELIVERY OF SHARE CERTIFICATES
   ------------------------------

         The Company shall issue and deliver, upon demand and as soon as practicable, share certificates to any ongoing participant who has five (5) or more unissued shares purchased under this Plan. A participant whose interest in the Plan has terminated for any reason shall have, as soon as is practicable, share certificates issued to him/her for the shares purchased under this Plan but yet unissued.

         As indicated elsewhere in this Plan, no fractional shares may be purchased or issued under this Plan.



9. TRANSFER OR HYPOTHECATION OF SHARES
   -----------------------------------

         No attempted or effectuated transfer or hypothecation of shares purchased under this Plan shall be binding on the Company or on its transfer agent unless and until the applicable share certificates have been issued or the Company has otherwise consented in writing.



10. STOCK SUBJECT TO THE PLAN
    -------------------------

         The stock to be offered under this Plan shall be registered shares of the Company's Common Stock ($0.20 par value) (herein called the "stock" or "shares") and the aggregate amount of stock to be purchased under this Plan shall not exceed (subject to adjustments as provided in this Section) 500,000 shares. The stock may be, in whole or in part, as the Board of Directors of the Company shall from time-to-time determine, authorized and unissued shares or issued shares which shall have been reacquired by the Company.

         If the outstanding shares of the stock of the Company are changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate and proportionate adjustment shall be made in the kind of shares available for purchase under this Plan.

         Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, this Plan shall terminate unless provision be made in connection with such transaction for the assumption of the rights and duties under this Plan but substituting the stock of a successor corporation, or a parent or subsidiary thereof


11. REPORTING
    ---------

         Reports to each participant of his/her unissued shares under this plan and of the dollar balance in his/her stock purchase account shall be made at least annually.

Other figures which are deemed appropriate by the Plan administrators may be periodically reported to each participant by the Company.

         The Company shall also report to each participant, concurrent with the issuance of any and all shares, the tax basis for each purchased share for federal and state tax purposes.


12. ADMINISTRATION
    --------------

         This Plan shall be administered by the Board of Directors of the Company. Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret the Plan and to define the terms used herein, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board of Directors on the matters referred to in this section shall be conclusive.


13. FUND INVESTMENT
    ---------------

         The Plan administrators may temporarily invest the funds of this Plan (which at any point in time consist of the aggregate of all the balances in stock purchase accounts) in short-term obligations such as savings accounts, bank certificates of deposit, governmental securities, high-grade corporate securities (other than those of the Company) or similar securities, or in any combination of the foregoing. Plan funds shall in no event be commingled with any other funds or revenue of the Company, or be used by the Company for any purpose other than the purchase of stock according to this Plan.

         Any interest or income earned from the investments of the preceding paragraph shall be used by the Plan Administrators to offset costs of plan administration and operation.


14. AMENDMENT AND TERMINATION
    -------------------------

         The Board of Directors of the Company may at any time suspend, amend or terminate this Plan if they deem such advisable in the best interests of the Company.

15. EFFECTIVE DATE OF THE PLAN
    --------------------------

         This Plan shall be effective concurrent with the effective date of the registration statement to be filed with the Securities and Exchange Commission for the shares to be offered hereunder.


16. DURATION OF PLAN
    ----------------

          This Plan shall expire on February 21, 2001.



17. PREDECESSOR PLAN
    ----------------

         This Plan is intended to supersede the 1986 Employee Stock Purchase Plan of Evans & Sutherland and Computer Corporation (the "1986 Plan"), and if, on the effective date of this Plan, there are any shares which the Company is obligated to issue under the 1986 Plan, the obligations of the Company under the 1986 Plan shall be subsumed with and into this Plan.

                LETTERHEAD OF SUITTER AXLAND ARMSTRONG & HANSON

                            March 21, 1991



Evans & Sutherland Computer Corporation
600 Komas Drive
Salt Lake City, Utah  84108

Gentlemen:

       We furnish this opinion to be filed as Exhibit 5 to the Registration Statement on Form S-8 (the "Registration Statement") of Evans & Sutherland Computer Corporation (the "Company") to be filed with the Securities and Exchange Commission. The Registration Statement relates to the proposed offering by the Company of up to 500,000 shares of common stock, $0.20 par value, of the Company (the "Shares") pursuant to the 1991 Employee Stock Purchase Plan of Evans & Sutherland Computer Corporation.

       We are familiar with the proceedings taken by the Company in connection with the Registration Statement and the proposed offering.

       We are members of the Bar of the State of Utah and we express no opinion as to the laws of any jurisdiction other than the laws of the State of Utah and the federal laws of the United States of America.

       Upon the basis of the foregoing and such investigations as we have deemed necessary in connection with this opinion and, assuming that the Registration Statement becomes and remains effective and that applicable state securities laws are complied with, we are of the opinion that, upon the sale of the Shares in the manner contemplated in the Registration Statement, the Shares will be legally issued, fully paid and nonassessable.

Evans & Sutherland Computer Corporation
March 21, 1991
Page Two
- ---------------------------------------



        We hereby consent to the filing of this opinion as
Exhibit 5 to the Registration Statement.


                                Very truly yours,

                                /s/ Suitter Axland Armstrong & Hanson

                                SUITTER AXLAND ARMSTRONG & HANSON


RJL:sa

                              ACCOUNTANTS' CONSENT
                              --------------------



The Board of Directors
Evans & Sutherland Computer Corporation:


We consent to the use of our report incorporated herein by reference.




                                                     /s/ KPMG Peat Marwick
                                                     KPMG PEAT MARWICK


Salt Lake City, Utah
March 22, 1991

                       POWER OF ATTORNEY
                       ------------------


            KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints Rodney S. Rougelot, J. Robert Driggs and Richard
F. Leahy, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name and on behalf of the undersigned, as a director and/or officer of said corporation, a Registration Statement on Form S-8 to cover shares to be issued pursuant to the 1991 Employee Stock Purchase Plan of Evans & Sutherland Computer Corporation, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney's-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming a11 that said attorney's-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

       IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 7th day of March, 1991.


Signature                       Title                       Date
- ---------                       -----                       ----

/s/ David C. Evans             Director                     March 7, 1991
- ----------------------
David C. Evans


/s/ Rodney S. Rougelot         President and Chief          March 7, 1991
- ----------------------         Executive Officer
Rodney/S. Rougelot             (Principal Executive
                                Officer) and Director


/s/ J. Robert Driggs            Vice President and Chief    March 7, 1991
- ----------------------          Financial Officer
J. Robert Driggs                (Principal Financial and
                                 Accounting Officer


/s/ Stewart Carrell             Chairman of the Board of    March 7, 1991
- ----------------------          Directors
Stewart Carrell

Signature                        Title                  Date
- ---------                        -----                  ----



/s/ Henry N. Christiansen       Director                March 7, 1991
- --------------------------
Henry N. Christiansen


/s/ Peter O. Crisp              Director                March 7, 1991
- --------------------------
Peter O. Crisp


/s/ James C. Fletcher           Director                March 7, 1991
- --------------------------
James C. Flectcher


/s/ Ivan E. Sutherland          Director                March 7, 1991
- --------------------------
Ivan E. Sutherland

                                      -2-